United States of America
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 19, 2016
Commission File Number 1-7107
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
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DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Board Member
               On February 19, 2016, the Board of Directors of Louisiana-Pacific Corporation (LP) increased the size of the Board to nine (9) directors and elected Tracy A. Embree to the Board.  Ms. Embree will be in Class I of the directors and was nominated for re-election to the Board at the May 6, 2016, Annual Shareholder Meeting.  Ms. Embree will be appointed to one or more committees at the next Board meeting.

In connection with her appointment and services to the Board, Ms. Embree will receive the same compensation as all other non-employee directors of the Board as disclosed in LP's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 13, 2015.

               A copy of the press release announcing the appointment is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statement and Exhibits.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release announcing Tracy Embree Elected to LP's Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ Mark A. Fuchs
Mark A. Fuchs
Secretary
Date: February 22, 2016